SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(b) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 1 4a-6(e)(2))
[x]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-12

                                TIP Funds
         ------------------------------------------------------------------
                  Name of Registrant as Specified In Its Charter)

                                same
        --------------------------------------------------------------------
        (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

 [x]     No fee required
 [ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11(1).

         1)  Title of each class of securities to which transaction applies:



         2)  Aggregate number of securities to which transaction applies:



         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated  and state how it was determined):



         4)  Proposed maximum aggregate value of transaction:


         5)  Total fee paid:


 [ ]     Fee paid previously with preliminary materials.
 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0_11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

         2)  Form, Schedule or Registration Statement No.:



         3)  Filing Party:


         4)  Date Filed:

                                    TIP FUNDS
                           CLOVER SMALL CAP VALUE FUND
                            CLOVER EQUITY VALUE FUND
                            CLOVER MAX CAP VALUE FUND
                            CLOVER FIXED INCOME FUND

Dear Shareholder:

         A Special Meeting of Shareholders of the Clover Small Cap Value Fund, Clover Equity Value Fund, Clover Max Cap Value Fund and Clover Fixed Income Fund (each a "Fund" and collectively the "Funds") of TIP Funds (the "Trust") has been scheduled for Monday, April 30, 2001. If you are a shareholder of record as of the close of business on February 16, 2001, you are entitled to vote at the meeting and any adjournment of the meeting.

         While you are, of course, welcome to join us at the meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope so that the maximum number of shares may be voted. You may also vote over the internet or by telephone by following the enclosed instructions to utilize those methods of voting.

         The attached proxy statement is designed to give you information relating to the proposals on which you are asked to vote. The proposals described in the proxy statement relate to the following matters:

            1. Approving the selection of Turner Investment Partners, Inc.
               ("Turner") as investment adviser for the Funds, and approval of an investment advisory agreement between the Trust, on behalf of the Funds, and Turner.

            2. Approving the selection of the current investment adviser, Clover
               Capital Management, Inc. ("Clover Capital") as investment sub-adviser to the Funds and approval of a sub-advisory agreement between Turner and Clover Capital.

         Your vote is important to us. Please do not hesitate to call 1-800-224-6312 if you have any questions about the proposal under consideration. Thank you for taking the time to consider this important proposal and for your investment in the Funds.

Sincerely,


/s/MICHAEL E. JONES                        /s/STEPHEN J. KNEELEY


Michael E. Jones                           Stephen J. Kneeley
President                                  President and Chief Executive Officer
Clover Capital Management, Inc.            Turner Investment Partners, Inc.

                                IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the proposals.

                              QUESTIONS AND ANSWERS

Q. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. The Board of Trustees (the "Trustees") is seeking approval of its decision to engage Turner as the new investment adviser for the Funds, and to hire the Funds' current investment adviser, Clover Capital, as sub-adviser to the Funds.

Q. WHY AM I BEING ASKED TO VOTE ON NEW INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS?

A. The Investment Company Act of 1940, which regulates investment companies such as the Funds, requires shareholder approval of new investment advisers and investment advisory agreements, including sub-advisers.

Q. HOW WILL THIS AFFECT MY ACCOUNT?

A. Each Fund will continue to be managed in accordance with the Trust's prospectus as filed with the Securities and Exchange Commission and as amended from time to time. In performing its day-to-day management responsibilities, Clover Capital will also continue to employ the same principal investment strategies in managing the Funds as are disclosed in the prospectus and as are currently employed. The addition of Turner as investment adviser will allow Clover Capital to focus primarily on the day-to-day management of the Funds, subject to the continuous review and supervision of Turner. The Trustees believe that hiring Turner to supervise the Funds' investment program and to tap into Turner's established mutual fund resources will benefit the Funds' shareholders.

The terms of the proposed new investment advisory agreement with Turner are substantially similar to the terms of the Funds' current investment advisory agreement with Clover Capital, except for the dates of execution and identity of the investment adviser. Under the new investment advisory agreement, fees currently payable by the Funds' for investment advice will not be changed. As discussed in greater detail in the proxy materials, the new arrangement will involve a new sub-advisory agreement between Turner and Clover Capital that will reflect the division between Turner's investment advisory and Clover Capital's sub-advisory duties.

Q. WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q. HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Trustees, including the independent Trustees who comprise a majority of the Trust's Board of Trustees, unanimously recommended that you vote "FOR" the proposals.

Q. WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. Please call us at 1-800-224-6312 between 8:30 a.m. and 8:00 p.m., Eastern Standard Time, Monday through Friday.

Q. WHERE DO I MAIL MY PROXY CARD?

A. You may use the enclosed postage-paid envelope to mail your proxy card. You may also vote over the internet or by telephone. Please follow the enclosed instructions to utilize these methods of voting.

                           CLOVER SMALL CAP VALUE FUND
                            CLOVER EQUITY VALUE FUND
                            CLOVER MAX CAP VALUE FUND
                            CLOVER FIXED INCOME FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 30, 2001

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Clover Small Cap Value Fund, Clover Equity Value Fund, Clover Max Cap Value Fund and Clover Fixed Income Fund (each a "Fund" and collectively the "Funds") of TIP Funds (the "Trust") will be held at the offices of SEI Investments Company ("SEI"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, on Monday, April 30, 2001, at 3 p.m. Eastern Standard Time.

At the Meeting, shareholders of record of the Funds (the "Shareholders") will be asked to consider and act on the following proposals (the "Proposals"):

1. TO APPROVE THE SELECTION OF TURNER INVESTMENT PARTNERS, INC. ("TURNER") AS THE INVESTMENT ADVISER FOR THE FUNDS, AND TO APPROVE THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE FUNDS, AND TURNER.

2. TO APPROVE THE SELECTION OF CLOVER CAPITAL MANAGEMENT, INC. ("CLOVER CAPITAL") AS THE INVESTMENT SUB-ADVISER TO THE FUNDS, AND TO APPROVE THE INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN TURNER AND CLOVER CAPITAL RELATING TO THE FUNDS.

3. ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING.

All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. You may also vote over the internet or by telephone by following the enclosed instructions to utilize those methods of voting.

Shareholders of record at the close of business on February 16, 2001 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                        BY ORDER OF THE BOARD OF TRUSTEES

                                        /s/JAMES W. JENNINGS




                                        JAMES W. JENNINGS, SECRETARY

March 13, 2001

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED.
A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                                 PROXY STATEMENT

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF TIP FUNDS (THE "TRUST") FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 30, 2001 AT 3 P.M. EASTERN STANDARD TIME AT THE OFFICES OF SEI INVESTMENTS COMPANY ("SEI"), ONE FREEDOM VALLEY DRIVE, OAKS, PENNSYLVANIA 19456, AND AT ANY ADJOURNED SESSION THEREOF (SUCH SPECIAL MEETING AND ANY ADJOURNMENT THEREOF ARE HEREINAFTER REFERRED TO AS THE "MEETING"). Shareholders of the Clover Small Cap Value Fund, Clover Equity Value Fund, Clover Max Cap Value Fund and Clover Fixed Income Fund (each a "Fund" and collectively the "Funds") of record at the close of business on February 16, 2001 ("Shareholders") are entitled to vote at the Meeting. As of February 16, 2001, the Funds had the following units of beneficial interest ("shares") issued and outstanding:

       Clover Small Cap Value Fund ...................3,077,863.4870
       Clover Max Cap Value Fund .....................  440,291.7310
       Clover Equity Value Fund ......................2,942,612.1950
       Clover Fixed Income Fund ......................3,282,074.1240

Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. Approval of the Proposals requires for each Fund the affirmative vote of a majority of the outstanding securities of that Fund, as that term is defined in the Investment Company Act of 1940 (the "1940 Act").

In addition to the solicitation of proxies by mail, Trustees and officers of the Trust and officers and employees of SEI, the shareholder servicing agent for the Trust, and third parties hired for such purpose, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. Turner and Clover Capital will share in the costs of the Meeting and these proxy materials. The proxy card and this Proxy Statement are being mailed to Shareholders on or about March 13, 2001.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                  INTRODUCTION

The Trust is organized as a Massachusetts business trust and is not required to hold annual meetings of Shareholders. The Meeting is being called in order to permit the Shareholders of the Funds to consider and vote on the Proposals.
The summary voting table below sets forth the actions required by Shareholders:

      1. To authorize Turner to act as investment adviser to the Funds and approve the investment advisory agreement between the Trust, on behalf of the Funds, and Turner.

      2. To approve the selection of Clover Capital as an investment sub-adviser for the Funds, and to approve the investment sub-advisory agreement between Turner and Clover Capital.


PROPOSAL 1.  APPROVAL OF INVESTMENT ADVISER AND THE INVESTMENT ADVISORY
             AGREEMENT FOR THE FUNDS.

The Board of Trustees recommends that Shareholders of the Funds approve Turner as the investment adviser to the Funds, and approve the investment advisory agreement (the "Investment Advisory Agreement") between the Trust and Turner relating to the Funds (a copy of the agreement is attached as Exhibit A to this Proxy Statement). The description of the Investment Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to Exhibit A. The Trustees of the Trust, including all of the Trustees who are not "interested persons" of the Trust as defined by Section 2(a)(19) of the 1940 Act ("Independent Trustees"), approved the Investment Advisory Agreement at a meeting held February 9, 2001. Turner already serves as investment adviser to sixteen other funds of the Trust pursuant to an investment advisory agreement dated April 28, 1996, as amended, between Turner and the Trust, on behalf of those funds. As of the date that Turner is approved by Shareholders as the new investment adviser, the Funds will change their names as follows: the Clover Small Cap Value Fund will become the Turner Small Cap Value Fund; the Clover Equity Value Fund will become the Turner Midcap Value Fund; the Clover Max Cap Value Fund will become the Turner Large Cap Value Fund; and the Clover Fixed Income Fund will become the Turner Core Plus Fixed Income Fund.

DESCRIPTION OF THE FUNDS.

The Clover Small Cap Value Fund invests primarily (at least 75% of its assets) in common stocks and other equity securities of U.S. companies with small market capitalizations (I.E., under $750 million) that the Adviser believes are undervalued relative to the market or to their historical valuation, including companies whose stock is out-of-favor with many investors. The Fund invests in securities of companies operating in a broad range of industries based primarily on value characteristics such as price-cash flow, price-earnings and price-book value ratios.

The Clover Equity Value Fund invests primarily (at least 70% of its assets) in common stocks and other equity securities of U.S. companies with medium and small market capitalizations (I.E., generally $500 million to $5 billion) that the Adviser believes are undervalued relative to the market or their historic valuation, including companies whose stock is out-of-favor with many investors. The Fund invests in securities of companies operating in a broad range of industries based primarily on value characteristics such as price-cash flow, price-earnings and price-book value ratios.

The Clover Max Cap Value Fund invests primarily (at least 75% of its assets) in common stocks and other equity securities of U.S. companies with large market capitalizations (I.E., generally averaging over $10 billion) that the Adviser believes have low valuations and attractive dividend yields relative to the market or to their own trading history, including companies whose stock is out-of-favor with investors. The Adviser typically screens the stocks of the 500 largest U.S. companies (based on market capitalization) for those with the highest dividend yields. The Fund invests in securities of companies operating in a broad range of industries based primarily on value characteristics such as price-cash flow, dividend yield, price-earnings and price-book value ratios.

The Clover Fixed Income Fund invests primarily (at least 70% of its assets) in U.S. government obligations and other investment grade fixed income securities, including corporate debt obligations and mortgage- and asset-backed securities. In selecting investments for the Fund, the Adviser chooses fixed income securities of issuers that it believes will offer attractive income potential with an acceptable level of risk. The Adviser invests in fixed income obligations of different types and maturities depending on its current assessment of the relative market values of the sectors in which the Fund is invested. The Adviser does not attempt to forecast interest rate changes. The Fund's average weighted maturity is typically between seven and nine years.

TERMINATION OF THE CURRENT INVESTMENT ADVISORY AGREEMENT. Clover Capital currently serves as investment adviser to the Funds pursuant to an investment advisory agreement dated August 14, 1997 ("Current Advisory Agreement"). The Current Investment Advisory Agreement was approved by each Fund's initial sole shareholder on August 14, 1997, and was last approved by the Trust's Board of Trustees at its meeting on February 9, 2001. Provided that Turner is approved by Shareholders as the new adviser to the Funds, the Current Advisory Agreement will terminate upon the effective date of the Investment Advisory Agreement.

NEW INVESTMENT ADVISORY AGREEMENT. Other than the identity of the investment adviser and the dates of execution, there are no material differences between the Investment Advisory Agreement and the Current Advisory Agreement.

Under the Current Advisory Agreement, Clover Capital receives a non-adjustable base investment advisory fee of 0.85% for the Small Cap Value Fund, 0.74% for the Equity Value Fund, 0.74% for the Max Cap Value Fund and 0.45% for the Fixed Income Fund. Under the proposed Investment Advisory Agreement, the following fees will be paid to Turner, who will then pay the specified sub-advisory fees to Clover Capital under a new sub-advisory agreement:


---------------------------------------------------------------------------------------------------------------------------
                                                                                   SUB-ADVISORY FEE PAID BY
  FUND                                             ADVISORY FEE                     TURNER TO CLOVER CAPITAL
---------------------------------------------------------------------------------------------------------------------------
  Small Cap Value Fund                                0.85%                                  0.50%
---------------------------------------------------------------------------------------------------------------------------
  Equity Value Fund                                   0.74%                                  0.395%
---------------------------------------------------------------------------------------------------------------------------
  Max Cap Value Fund                                  0.74%                                  0.37%
---------------------------------------------------------------------------------------------------------------------------
  Fixed Income Fund                                   0.45%                                  0.225%
---------------------------------------------------------------------------------------------------------------------------

FUND EXPENSES

Set forth below in chart form is important information regarding the impact on Fund expenses of the Proposal to engage Turner as the Funds' investment adviser.

The table below sets forth information about the current and proposed expense levels of each Fund:

---------------------------------------------------------------------------------------------------------------------------
  CLOVER SMALL CAP VALUE FUND                      CURRENT FEES                           PROPOSED FEES
---------------------------------------------------------------------------------------------------------------------------
  Investment Advisory Fees                            0.85%                                  0.85%
---------------------------------------------------------------------------------------------------------------------------
  Distribution Fees                                     None                                   None
---------------------------------------------------------------------------------------------------------------------------
  Other Expenses                                      0.62%                                  0.62%
---------------------------------------------------------------------------------------------------------------------------
  Total Fund Operating Expenses                       1.47%                                  1.47%
---------------------------------------------------------------------------------------------------------------------------
  Fee waivers and expense
      reimbursements                                 (0.07)%                                (0.07)%
---------------------------------------------------------------------------------------------------------------------------
  Net Total Operating Expenses                        1.40%*                                 1.40%*
---------------------------------------------------------------------------------------------------------------------------


* Clover Capital had contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.40% through January 1, 2002, or from exceeding 2.40% in any subsequent year. Turner has agreed to assume this obligation upon its installation as investment adviser, but after the first year will waive fees and reimburse expenses in order to keep total operating expenses from exceeding
  1.65% instead of the current agreement of 2.40%

---------------------------------------------------------------------------------------------------------------------------
  CLOVER EQUITY VALUE FUND                         CURRENT FEES                           PROPOSED FEES
---------------------------------------------------------------------------------------------------------------------------
  Investment Advisory Fees                            0.74%                                  0.74%
---------------------------------------------------------------------------------------------------------------------------
  Distribution Fees                                   None                                   None
---------------------------------------------------------------------------------------------------------------------------
  Other Expenses                                      0.37%                                  0.37%
---------------------------------------------------------------------------------------------------------------------------
  Total Fund Operating Expenses                       1.11%                                  1.11%
---------------------------------------------------------------------------------------------------------------------------
  Fee waivers and expense reimbursements             (0.01)%                                (0.01)%
---------------------------------------------------------------------------------------------------------------------------
  Net Total Operating Expenses                        1.10%*                                 1.10%*
---------------------------------------------------------------------------------------------------------------------------

* Clover Capital had contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.10% through January 1, 2002, or from exceeding 2.10% in any subsequent year. Turner has agreed to assume this obligation upon its installation as investment adviser, but after the first year will waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.35% instead of the current agreement of 2.10%

---------------------------------------------------------------------------------------------------------------------------
  CLOVER MAX CAP VALUE FUND                        CURRENT FEES                           PROPOSED FEES
---------------------------------------------------------------------------------------------------------------------------
  Investment Advisory Fees                            0.74%                                  0.74%
---------------------------------------------------------------------------------------------------------------------------
  Distribution Fees                                     None                                   None
---------------------------------------------------------------------------------------------------------------------------
  Other Expenses                                      3.24%                                  3.24%
---------------------------------------------------------------------------------------------------------------------------
  Total Fund Operating Expenses                       3.98%                                  3.98%
---------------------------------------------------------------------------------------------------------------------------
  Fee waivers and expense reimbursements             (3.03)%                                (3.03)%
---------------------------------------------------------------------------------------------------------------------------
  Net Total Operating Expenses                        0.95%*                                 0.95%*
---------------------------------------------------------------------------------------------------------------------------

* Clover Capital had contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 0.95% through January 1, 2002, or from exceeding 1.95% in any subsequent year. Turner has agreed to assume this obligation upon its installation as investment adviser, but after the first year will waive fees and reimburse expenses in order to keep total operating expenses from exceeding
  1.30% instead of the current agreement of 1.95%



---------------------------------------------------------------------------------------------------------------------------
  CLOVER FIXED INCOME FUND                         CURRENT FEES                           PROPOSED FEES
---------------------------------------------------------------------------------------------------------------------------
  Investment Advisory Fees                            0.45%                                  0.45%
---------------------------------------------------------------------------------------------------------------------------
  Distribution Fees                                     None                                   None
---------------------------------------------------------------------------------------------------------------------------
  Other Expenses                                      0.57%                                  0.57%
---------------------------------------------------------------------------------------------------------------------------
  Total Fund Operating Expenses                       1.02%                                  1.02%
---------------------------------------------------------------------------------------------------------------------------
  Fee waivers and expense reimbursements             (0.27)%                                (0.27)%
---------------------------------------------------------------------------------------------------------------------------
  Net Total Operating Expenses                        0.75%*                                 0.75%*
---------------------------------------------------------------------------------------------------------------------------

* Clover Capital had contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 0.75% through January 1, 2002, or from exceeding 1.75% in any subsequent year. Turner has agreed to assume this obligation upon its installation as investment adviser, but after the first year will waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.00% instead of the current agreement of 1.75%.

The following examples for the current fees and proposed fees are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

---------------------------------------------------------------------------------------------------------------------------
  CLOVER SMALL CAP VALUE FUND                      CURRENT FEES                           PROPOSED FEES
---------------------------------------------------------------------------------------------------------------------------
  One Year                                             $  143                                $  143
---------------------------------------------------------------------------------------------------------------------------
  Three Years                                          $  458                                $  458
---------------------------------------------------------------------------------------------------------------------------
  Five Years                                           $  796                                $  796
---------------------------------------------------------------------------------------------------------------------------
  Ten Years                                            $1,751                                $1,751
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
  CLOVER EQUITY VALUE FUND                         CURRENT FEES                           PROPOSED FEES
---------------------------------------------------------------------------------------------------------------------------
  One Year                                             $  112                                $  112
---------------------------------------------------------------------------------------------------------------------------
  Three Years                                          $  352                                $  352
---------------------------------------------------------------------------------------------------------------------------
  Five Years                                           $  611                                $  611
---------------------------------------------------------------------------------------------------------------------------
  Ten Years                                            $1,351                                $1,351
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
  CLOVER MAX CAP VALUE FUND                        CURRENT FEES                           PROPOSED FEES
---------------------------------------------------------------------------------------------------------------------------
  One Year                                               $ 97                                  $ 97
---------------------------------------------------------------------------------------------------------------------------
  Three Years                                           $ 515                                 $ 378
---------------------------------------------------------------------------------------------------------------------------
  Five Years                                            $ 959                                 $ 679
---------------------------------------------------------------------------------------------------------------------------
  Ten Years                                           $ 2,194                               $ 1,537
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
  CLOVER FIXED INCOME FUND                         CURRENT FEES                           PROPOSED FEES
---------------------------------------------------------------------------------------------------------------------------
  One Year                                               $ 77                                  $ 77
---------------------------------------------------------------------------------------------------------------------------
  Three Years                                           $ 298                                 $ 294
---------------------------------------------------------------------------------------------------------------------------
  Five Years                                            $ 537                                 $ 528
---------------------------------------------------------------------------------------------------------------------------
  Ten Years                                           $ 1,223                               $ 1,202
---------------------------------------------------------------------------------------------------------------------------



COMPENSATION. As Turner did not previously serve as investment adviser to the Funds, the aggregate investment advisory fee paid by the Funds to Turner during the last fiscal year was $0. For the fiscal year ended September 30, 2000, the Clover Small Cap Value Fund paid Clover Capital advisory fees of $204,041 (net of $17,161 in expenses reimbursed), the Clover Equity Value Fund paid Clover Capital advisory fees of $367,838 (net of $5,529 in expenses reimbursed), the Clover Max Cap Value Fund paid Clover Capital advisory fees of $0 ($30,146 in advisory fees were waived and $93,066 in expenses were reimbursed) and the Clover Fixed Income Fund paid Clover Capital advisory fees of $56,995 (net of $90,186 in expenses reimbursed).

DUTIES UNDER THE INVESTMENT ADVISORY AGREEMENT. Under the Investment Advisory Agreement, Turner will make the investment decisions for the assets of the Funds and continuously review, supervise, and administer the Funds' investment program with respect to these assets.

Turner will discharge its responsibilities subject to the supervision of the Trustees of the Trust and in a manner consistent with the Funds' investment objectives, policies and limitations. The Investment Advisory Agreement provides that Turner shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties thereunder, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard by Turner of its obligations or duties thereunder.

DURATION AND TERMINATION. Unless terminated earlier, the Investment Advisory Agreement shall continue in effect as to the Funds until May 1, 2003, and thereafter, for periods of one year for so long as such continuance is specifically approved with respect to the Funds at least annually (i) by the vote of the holders of a majority of the outstanding shares of the Funds or by the Trustees of the Trust, and (ii) by the vote of a majority of Interested Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its assignment. It is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a vote of a majority of the outstanding shares of the Fund on not less than 30 days' nor more than 60 days' written notice to Turner. In addition, it is terminable by Turner upon 90 days' written notice to the Trust.

DESCRIPTION OF THE INVESTMENT ADVISER. Turner is a professional investment management firm founded in March, 1990 and is located at 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312. Robert E. Turner is the Chairman and controlling shareholder of Turner. As of December 31, 2000, Turner had discretionary management authority with respect to approximately $10.2 billion of assets. Turner has provided investment advisory services to investment companies since 1992.

Listed below are the names and principal occupations of each of the directors and the principal executive officers of Turner. The principal business address of each director and the principal executive officers, as it relates to their duties at Turner, is 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312.

NAME                                TITLE
----                                -----
Robert E. Turner                    Chairman and Chief Investment Officer
Stephen J. Kneeley                  President and Chief Operating Officer
John H. Grady, Jr.                  General Counsel and Chief Legal Officer
Janet Rader Rote                    Director of Compliance
Thomas R. Trala                     Treasurer
Mark D. Turner                      Vice Chairman, Senior Portfolio Manager

TRUSTEES' CONSIDERATION. At a meeting held on February 9, 2001, the Board of Trustees reviewed Turner's qualifications to act as investment adviser for the Funds, placing particular emphasis on its performance as investment adviser for other funds of the Trust, its track record, its investment personnel and its experience with shaping fund offerings in conjunction with other firms to best match up with a target audience. The Board reviewed recent sales of new Fund shares and concluded that Turner's established brand name and investment process might benefit the Funds' shareholders. In recommending that the Shareholders approve the Investment Advisory Agreement, the Trustees carefully evaluated the experience of Turner's key personnel and the quality of services Turner is expected to provide to the Funds, including, but not limited to: (1) the nature and quality of the services expected to be rendered to the Funds by Turner; (2) the distinct investment style of the Funds; (3) the continued management of the assets by Clover with direct involvement by Turner in the Funds' overall management and positioning; (4) the history, reputation, qualification and background of Turner, as well as the qualifications of its personnel and its financial condition; (5) its overall performance record; (6) the positive working relationship already established between Turner and Clover; and (7) other factors deemed relevant.

In the event Shareholders of a Fund do not approve the selection of Turner as investment adviser and the Investment Advisory Agreement between the Trust and Turner for that Fund at the Meeting, the Trustees will consider an appropriate course of action with regard to that Fund.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1.
                                              -----

PROSPOSAL 2.   APPROVAL OF INVESTMENT SUB-ADVISER AND THE INVESTMENT
               SUB-ADVISORY AGREEMENT

The Board of Trustees is recommending that Shareholders of each Fund approve Clover Capital as investment sub-adviser and approve the investment sub-advisory agreement (the "Investment Sub-Advisory Agreement") between Turner and Clover Capital attached as Exhibit B to this Proxy Statement. The description of the Investment Sub-Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to Exhibit B.

DUTIES UNDER THE INVESTMENT SUB-ADVISORY AGREEMENT. Under the Investment Sub-Advisory Agreement, Turner will have general oversight responsibility for the investment advisory services provided to the Funds, including formulating the Funds' investment policies and analyzing economic trends affecting the Funds. Turner will be responsible for directing and evaluating investment services, including their adherence to the Funds' investment objectives and policies and the Funds' investment performance. In accordance with the Funds' investment objectives and policies, and under the supervision of Turner and the Trust's Board of Trustees, Clover Capital will be responsible for the day-to-day investment management of all of the assets of the Funds. Clover Capital will continuously review, supervise, and administer the Funds' investment program. Clover Capital will be authorized to make investment decisions for the Funds and place orders on behalf of the Funds to effect the investment decisions made.

Clover Capital will discharge its responsibilities subject to the supervision of Turner and the Trustees of the Trust and in a manner consistent with the Funds' investment objectives, policies and limitations.

DURATION AND TERMINATION. Unless terminated earlier, the Investment Sub-Advisory Agreement shall continue in effect through May 1, 2003, and thereafter, for periods of one year for so long as such continuance is specifically approved at least annually (i) by the vote of the holders of a majority of the outstanding shares of the Funds or by the Trustees of the Trust, and (ii) by the vote of a majority of those Trustees of the Trust who are not parties to the Investment Advisory Agreement or Investment Sub-Advisory Agreement or who are not "interested persons" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Investment Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that Turner's Investment Advisory Agreement is terminated. The Investment Sub-Advisory Agreement is terminable at any time without penalty by the Trustees of the Trust, or, with respect to a Fund, by a vote of a majority of the outstanding shares of the Fund on not less than 30 days' nor more than 60 days' written notice. In addition, the Investment Sub-Advisory Agreement is terminable by Clover Capital upon 90 days' written notice to the Trust or Turner.

Clover Capital will discharge its duties subject to the supervision of, and policies set by, the Board of Trustees and Turner. The Investment Sub-Advisory Agreement provides that Clover Capital shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations or duties, or from reckless disregard of its obligations or duties, under this Agreement, except as may otherwise be provided under provisions of applicable state law to the extent such provisions cannot be waived or modified hereby.

COMPENSATION. Under the Investment Sub-Advisory Agreement, Turner will pay Clover Capital a fee, which is calculated and paid monthly, based on an annual percentage rate of the average monthly market value of assets of the Funds managed by Clover Capital. This rate is set at 0.50% of the average daily net assets of the Small Cap Value Fund, 0.395% of the average monthly market value of the assets of the Equity Value Fund, 0.37% of the average monthly market value of the assets of the Max Cap Value Fund and 0.225% of the average monthly market value of the Fixed Income Fund.

DESCRIPTION OF CLOVER CAPITAL. Clover Capital currently acts as the adviser for the Funds. Clover Capital is a professional investment management firm founded in 1984 by Michael Edward Jones, CFA, and Geoffrey Harold Rosenberger, CFA who are managing directors of Clover Capital and who control all of Clover Capital's outstanding voting stock. As of December 31, 2000, Clover Capital had discretionary management authority with respect to approximately $1.2 billion of assets. In addition to advising the Funds, Clover Capital provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates.

Listed below are the names and principal occupations of each of the directors and the principal executive officers of Clover Capital. The principal business address of each director and the principal executive officers, as it relates to their duties at Clover Capital, is 11 Tobey Village Office Park, Pittsford, NY 14534.

NAME                             TITLE
----                             -----
Michael E. Jones                 Managing Director and President
Geoffrey H. Rosenberger          Managing Director, Executive Vice President, Treasurer and Secretary
Richard J. Huxley                Executive Vice President and Director of Fixed Income
Stephen J. Carl                  Chief Counsel and Compliance Officer
James G. Gould                   Director

The Small Cap Value Fund is managed by a committee of research professionals led by Michael E. Jones and Lawrence R. Creatura. The Equity Value Fund is managed by a committee of research professionals led by Michael E. Jones and Matthew P. Kaufler. The Max Cap Value Fund is managed by a committee of research professionals led by Lawrence R. Creatura and Paul W. Spindler. The Fixed Income Fund is managed by a committee of research professionals led by Richard J. Huxley and Paul W. Spindler. The background of each committee member is set forth below.

Michael E. Jones is a member of the committee that manages the Equity Value and Small Cap Value Funds. Mr. Jones, CFA, is a co-founder and Managing Director of Clover Capital. He has over 21 years of investment experience.

Lawrence R. Creatura is a member of the committee which manages the Max Cap Value and Small Cap Value Funds, as set forth above. Mr. Creatura, CFA, joined Clover Capital in 1994 and is a Vice President of Investments of Clover Capital. Prior to his current position, he was a Laser Systems Engineer/Researcher for Laser Surge, Inc. He has 6 years of investment experience.

Paul W. Spindler is a member of the committee which manages the Max Cap Value and Fixed Income Funds. Mr. Spindler, CFA, joined Clover Capital in 1988 and is a Vice President of Investments of Clover Capital. He has over 12 years of investment experience

Richard J. Huxley is a member of the committee which manages the Fixed Income Fund. Mr. Huxley joined Clover Capital in 1986 and is the Executive Vice President and Fixed Income Manager for Clover Capital. He has over 21 years of investment experience.

Matthew P. Kaufler is a member of the committee which manages the Equity Value Fund, as set forth above. Mr. Kaufler, CFA, Senior Vice President and Portfolio Manager, joined Clover Capital in 1991. Prior to his current position, he was Assistant VP and Portfolio Manager at Chase Manhattan. He has 16 years of investment experience.

TRUSTEES' CONSIDERATION. The Trustees of the Trust, including all of the Trustees who are not "interested persons" of the Trust, approved the Investment Sub-Advisory Agreement with respect to the Funds on February 9, 2001. The Trustees received written and oral information from both Turner and Clover Capital. Turner recommended the selection of Clover Capital and reviewed the considerations that had led to the recommendation. The Trustees also met with representatives of Clover Capital and considered information about key personnel, investment philosophy and process and performance track record, among other factors. In recommending that the Shareholders approve the proposed Investment Sub-Advisory Agreement, the Trustees carefully evaluated the investing experience of Clover Capital's key personnel and the quality of services Clover Capital can be expected to provide to the Funds, including, but not limited to: (1) the performance of the Funds since commencement of operations; (2) the nature and quality of the services rendered as adviser and expected to be rendered as sub-adviser to the Funds; (3) the distinct investment objective and policies of the Funds; (4) the history, reputation, qualification and background of Clover Capital, as well as the qualifications of its personnel and its financial condition; (5) its performance records; and (6) other factors deemed relevant. The Trustees also reviewed the fees to be paid to Clover Capital in comparison to those being charged in the relevant segment of the mutual fund business.

                 The Board of Trustees is recommending that Shareholders of the Funds approve Clover Capital as sub-adviser to the Funds and approve the Investment Sub-Advisory Agreement between Turner and Clover Capital. Proposal 2 below will become effective only with the approval of Proposal 1.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

              GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

TRUSTEES AND OFFICERS. Information is set forth below about the Trust's current Trustees and principal executive officers, including their names, positions with the Trust, and association with Turner.


--------------------------------------------------------------------------------
               NAME                              POSITION WITH THE TRUST
--------------------------------------------------------------------------------
         Robert E. Turner                   Chairman of the Board of Trustees
--------------------------------------------------------------------------------
         Janet F. Sansone                                Trustee
--------------------------------------------------------------------------------
         Michael E. Jones                                Trustee
--------------------------------------------------------------------------------
          Richard Hocker                                 Trustee
--------------------------------------------------------------------------------
         Dr. John Wholihan                               Trustee
--------------------------------------------------------------------------------
          Alfred Salvato                                Trustee
--------------------------------------------------------------------------------
        Stephen J. Kneeley                             President
--------------------------------------------------------------------------------
            John Leven                   Controller and Chief Accounting Officer
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               NAME                             POSITION WITH THE TRUST
--------------------------------------------------------------------------------

         Janet Rader Rote                Vice President & Assistant Secretary
--------------------------------------------------------------------------------
             Toni Neff                   Vice President & Assistant Secretary
--------------------------------------------------------------------------------
            Brian Ferko                  Vice President & Assistant Secretary
--------------------------------------------------------------------------------
        John H. Grady, Jr.               Vice President & Assistant Secretary
--------------------------------------------------------------------------------


ADMINISTRATOR. SEI Investments Mutual Funds Services, (the "Administrator"), Wayne, PA 19087 is the Administrator of the Trust pursuant to an Administrative Agreement dated April 29, 1996 between the Trust and the Administrator.


DISTRIBUTION. SEI Investments Distribution Co. ("SIDCO."), Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI, will act as the distributor of the Trust's shares pursuant to a Distribution Agreement dated April 28, 1996 between the Trust and SIDCO.

FUND TRANSACTIONS. For the Funds' fiscal year ended September 30, 2000, the Funds did not pay commissions to an affiliated broker.

5% SHAREHOLDERS. As of February 16, 2001, the following persons were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of shares of the Funds. The Trust believes that most of the shares referred to below were held by the following persons in accounts for their fiduciary, agency, or custodial customers.

-------------------------------------------------------------------------------------------
                           CLOVER SMALL CAP VALUE FUND
-------------------------------------------------------------------------------------------
 NAME AND ADDRESS OF SHAREHOLDER             NUMBER OF SHARES            PERCENT OF FUND
-------------------------------------------------------------------------------------------
   Charles Schwab & Co., Inc.                 521,923.4900                16.57%
   Attn Mutual Funds / Team S
   4500 Cherry Creek Dr. S Fl 3
   Denver, CO 80209
-------------------------------------------------------------------------------------------
   Donaldson, Lufkin & Jenrette               427,797.2050                13.58%
   SECS Corp
   Mutual Funds
   P.O. Box 2052
   Jersey City, NJ 07303-2052
-------------------------------------------------------------------------------------------
   National Financial Services Corp           457,621.4470                14.53%
   for the Exclusive Benefit of
   our Customers
   200 Liberty Street
   One World Financial Center
   New York, NY 10281-1003
-------------------------------------------------------------------------------------------
   National Investor Services Corp for        333,511.0690                10.59%
   the Exclusive Benefit of Customers
   55 Water Street Fl 32
   New York, NY 10041
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                            CLOVER EQUITY VALUE FUND
-------------------------------------------------------------------------------------------
 NAME AND ADDRESS OF SHAREHOLDER            NUMBER OF SHHARES          PERCENT OF FUND
-------------------------------------------------------------------------------------------
 National Financial Services Corp             244,066.1040                 8.29%
 for the Exclusive Benefit of
 our Customers
 200 Liberty Street
 One World Financial Center
 New York, NY 10281-1003
-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
                            CLOVER MAX CAP VALUE FUND
-------------------------------------------------------------------------------------------
 NAME AND ADDRESS OF SHAREHOLDER            NUMBER OF SHARES           PERCENT OF FUND
-------------------------------------------------------------------------------------------
 SEI Trust Company Customers                  51,558.4070                11.65%
 IRA R/O Bette S Breen
 111 Shoreway Dr
 Rochester, NY 14612-1225
-------------------------------------------------------------------------------------------
 National Financial Services Corp             50,087.2390                11.32%
 for the Exclusive Benefit of
 our Customers
 200 Liberty Street
 One World Financial Center
 New York, NY 10281-1003
-------------------------------------------------------------------------------------------
 SEI Trust Company                            46,583.3180                10.53%
 C/O M&T Investment Group
  Attn Mutual Fund Administrator
  One Freedom Valley Drive
  Oaks, PA 19456
-------------------------------------------------------------------------------------------
 Clover Capital Management Inc.               33,522.7550                 7.58%
 Employee 401k Savings & Deferred
 Profit Sharing Plan
 11 Tobey Village Office Park
 Pittsford, NY 14534-1755
-------------------------------------------------------------------------------------------
 Thelma Schreiber                             30,152.0740                 6.81%
 c/o E. Barry Kaplan
 Davis Kaplan Chapman & Braverman
 1000 First Federal Plaza
 Rochester, NY 14534
-------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                            CLOVER FIXED INCOME FUND
---------------------------------------------------------------------------------------------
 NAME AND ADDRESS OF SHAREHOLDER                     NUMBER OF SHARES       PERCENT OF FUND
---------------------------------------------------------------------------------------------
 Charles Schwab & Co., Inc.                            913,595.4480          27.79%
 Attn Mutual Funds / Team S
 4500 Cherry Creek Dr S Fl 3 Denver, CO 80209
---------------------------------------------------------------------------------------------
 Reho & Co.                                            429,079.1730          13.05%
 Attn Mutual Funds 8th Fl
 P.O. Box 1377
 Buffalo, NY 14240-1377
---------------------------------------------------------------------------------------------
 Clover Capital Management, Inc.                       232,670.1890          7.08%
 Employee 401K Saving & Deferred
 Profit Sharing Plan
 11 Tobey Village Office Park
 Pittsford, NY 14534-1755
---------------------------------------------------------------------------------------------
 National Financial Services Corp                      227,404.9780          6.92%
 For the Exclusive Benefit of
 our Customers
 200 Liberty Street
 One World Financial Center
 New York, NY 10281-1003
---------------------------------------------------------------------------------------------

The Trust's Trustees and officers own less than 1% of the shares of the Trust.


ADJOURNMENT. In the event that sufficient votes in favor of the Proposals pertaining to a Fund set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to the Proposals for that Fund. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposals. They will vote against any such adjournment those proxies required to be voted against the Proposals. The costs of any such additional solicitation and of any adjourned session will be borne jointly by Clover Capital and Turner.

REQUIRED VOTE. Each share of the Funds is entitled to one vote, and a proportionate fractional vote for each fractional share held. Approval of the Proposals with respect to a Fund requires the affirmative vote of a majority of the outstanding voting securities of that Fund entitled to vote, as that term is defined in the 1940 Act. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a specific written notice of revocation or by attending the Meeting or by executing a later-dated proxy.

Abstentions and "broker non-votes" will not be counted for or against any Proposal to which they relate, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting and will therefore have the effect of counting against the Proposals to which they relate.

SHAREHOLDER PROPOSALS. The Trust does not hold annual Shareholder Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o Turner Investment Partners, Inc., 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312.

REPORTS TO SHAREHOLDERS. The Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Trust and the most recent Semi-Annual Report succeeding such Annual Report, if any, upon request. Requests should be directed to the Trust at 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312, or by calling 1-800-224-6312.

OTHER MATTERS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE OVER THE INTERNET OR BY TELEPHONE. PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS TO UTILIZE THESE METHODS OF VOTING.

                                                                       EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT
                                    TIP FUNDS

     AGREEMENT made this_____day of_____, 2001, by and between TIP Funds, a Massachusetts business trust (the "Trust"), and Turner Investment Partners, Inc. (the "Adviser").

     WHEREAS, the Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended; and

     WHEREAS, the Trust has retained SEI Investments Mutual Funds Services (the "Administrator") to provide administration of the Trust's operations, subject to the control of the Board of Trustees;

     WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to such portfolios as the Trust and the Adviser may agree upon (each a "Fund" and together, the "Funds") and as are set forth in the attached schedule, and the Adviser is willing to render such services:

     NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. DUTIES OF ADVISER. The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Funds, and to continuously review, supervise and (where appropriate) administer the investment program of each Fund, to determine in its discretion (where appropriate) the securities to be purchased or sold, to provide the Administrator and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Fund set forth in the Fund's prospectus and statement of additional information as amended from time to time, and applicable laws and regulations.

The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Trust.

2. FUND TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds and is directed to use its best efforts to obtain the best net results as described from time to time in the Funds' Prospectuses and Statement of Additional Information. The Adviser will promptly communicate to the Administrator and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Trust to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Funds' Prospectuses and Statement of Additional Information.

3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate specified in the Schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets. The fee shall be based on the average daily net assets for the month involved (less any assets of such Funds held in non-interest bearing special deposits with a Federal Reserve Bank). The Adviser may, in its discretion and from time to time, waive a portion of its fee.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

 4. OTHER EXPENSES. The Adviser shall pay all expenses of printing and mailing reports, prospectuses, statements of additional information, and sales literature relating to the solicitation of prospective clients. The Trust shall pay all expenses relating to mailing to existing shareholders prospectuses, statements of additional information, proxy solicitation material and shareholder reports.

5. EXCESS EXPENSES. If the expenses for any Fund for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which shares of a Fund are qualified for offer and sale, the Adviser shall bear such excess cost.

However, the Adviser will not bear expenses of any Fund which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a reduction in the fee payable to the Adviser for such month pursuant to Section 3(a) or 3(b) and, if such reduction shall be insufficient to offset such expenses, by reimbursing the Trust.

6. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7. STATUS OF ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act of 1940 which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

9. LIMITATION OF LIABILITY OF ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. (As used in this Paragraph 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

11. LICENSE OF ADVISER'S NAME. The Adviser hereby agrees to grant a license to the Trust for use of its name in the names of the Funds for the term of this Agreement and such license shall terminate upon termination of this Agreement.

12. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 11, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

13. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Trust, at One Freedom Valley Drive, Oaks, PA 19456, and if to the Adviser at 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312.

14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the Commonwealth of Massachusetts, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and are not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust. Further, the obligations of the Trust with respect to any one Fund shall not be binding upon any other Fund.


IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.


TIP FUNDS

By:--------------------------

Attest:----------------------


TURNER INVESTMENT PARTNERS, INC.


By:--------------------------

Attest:----------------------

                         SCHEDULE A DATED ________, 2001
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                               DATED _______, 2001
                                     BETWEEN
                                    TIP FUNDS
                                       AND
                        TURNER INVESTMENT PARTNERS, INC.


Pursuant to Article 3, the Trust shall pay the Adviser compensation at an annual rate as follows:

------------------------------------------------------------------------------
FUND                                                    FEE (IN BASIS POINTS)
------------------------------------------------------------------------------
Turner Small Cap Value Fund ..................................  0.85%
Turner Mid Cap Value Fund ....................................  0.74%
Turner Large Cap Value Fund ..................................  0.74%
Turner Core Plus Fixed Income Fund ...........................  0.45%
------------------------------------------------------------------------------

                                                                       EXHIBIT B

                        INVESTMENT SUB-ADVISORY AGREEMENT
                                    TIP FUNDS

     AGREEMENT made this 9th day of February, 2001, between Turner Investment Partners Inc. (the "Adviser") and Clover Capital Management, Inc.
(the "Sub-Adviser").

     WHEREAS, TIP Funds, a Massachusetts business trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated April 28, 1996 (the "Advisory Agreement") with the Trust, pursuant to which the Adviser will act as investment adviser to each fund set forth on Schedule A (the "Fund"), which is a series of the Trust; and

     WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of a Fund, and the Sub-Adviser is willing to render such investment advisory services.

     NOW, THEREFORE, the parties hereto agree as follows:

1. DUTIES OF THE SUB-ADVISER. Subject to supervision by the Adviser and the Trust's Board of Trustees, the Sub-Adviser shall manage all of the securities and other assets of the Fund entrusted to it hereunder (the "Assets"), including the purchase, retention and disposition of the Assets, in accordance with each Fund's investment objectives, policies and restrictions as stated in the Fund's prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the "Prospectus"), and subject to the following:

     (a) The Sub-Adviser shall, in consultation with and subject to the direction of the Adviser, determine from time to time what Assets will be purchased, retained or sold by the Fund, and what portion of the Assets will be invested or held uninvested in cash.

     (b) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust's Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

     (c) The Sub-Adviser shall determine the Assets to be purchased or sold by the Fund as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Fund's Registration Statement (as defined herein) and Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Consistent with any guidelines established by the Board of Trustees of the Trust, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a fund transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or terms of the overall responsibilities of the Sub-Adviser to the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will a Fund's Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission ("SEC") and the 1940 Act.

     (d) The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5), (6),
     (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

     The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of a Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund's request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

     (e) The Sub-Adviser shall provide each Fund's custodian on each business day with information relating to all transactions concerning the Fund's Assets and shall provide the Adviser with such information upon request of the Adviser.

     (f) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

     (g) The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitment under this Agreement.

     (h) The Sub-Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the Assets. The Adviser shall instruct the custodian and other parties providing services to the Fund to promptly forward misdirected proxies to the Sub-Adviser.

Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's partners, officers or employees.

2. DUTIES OF THE ADVISER. The Adviser shall continue to have responsibility for all services to be provided to each Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust's Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

     (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the State of Delaware (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the "Declaration of Trust");

     (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

     (c) Prospectus(es) of each Fund.

4. COMPENSATION TO THE SUB-ADVISER. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified in the Schedule(s) which is attached hereto and made part of this Agreement. The fee will be calculated based on the average daily net assets of each Fund and will be paid to the Sub-Adviser monthly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

5. INDEMNIFICATION. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with the performance of the Sub-Adviser s obligations under this Agreement; provided, however, that the Sub-Adviser s obligation under this Section 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser's own, or any other sub-adviser's, willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

6. DURATION AND TERMINATION. This Agreement shall become effective upon its approval by the Trust's Board of Trustees and by the vote of a majority of the outstanding voting securities of each Fund. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to a Fund (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Adviser's agreement with the Trust. As used in this Section 6, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

7. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Pennsylvania, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

8. SEVERABILITY. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

9. NOTICE. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:          Turner Investment Partners, Inc.
                            1235 Westlakes Drive, Suite 350
                            Berwyn, Pennsylvania 19312
                            Attn: General Counsel

To the Sub-Adviser at:      Clover Capital Management, Inc.
                            11 Toby Village
                            Office Park
                            Pittsford, NY 14534
                            Attn: Chief Counsel

10. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

A copy of the Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

CLOVER CAPITAL MANAGEMENT, INC.      TURNER INVESTMENT PARTNERS, INC.

By:------------------------             By:------------------------

Name:----------------------             Name:----------------------

Title:---------------------             Title:---------------------

                                   SCHEDULE A
                                     TO THE
                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                         CLOVER CAPITAL MANAGEMENT, INC.
                                       AND
                        TURNER INVESTMENT PARTNERS, INC.


Pursuant to Article 4, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows:

-----------------------------------------------------------------------------
Small Cap Value Fund: ..........................................   0.50%
Mid Cap Value Fund: ............................................   0.395%
Large Cap Value Fund ...........................................   0.37%
Core Plus Fixed Income Fund: ...................................   0.225%
-----------------------------------------------------------------------------

                                    TIP FUNDS
                           CLOVER SMALL CAP VALUE FUND
                       SPECIAL MEETING OF THE SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, APRIL 30, 2001

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Todd Cipperman and William E. Zitelli, Jr., as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Clover Small Cap Value Fund (the "Fund") of TIP Funds (the "Trust") to be held in the offices of SEI Investments ("SEI"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, on Monday, April 30, 2001 at 3:00 p.m. Eastern Time, and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below, and in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL 1.            Approve the selection of Turner Investment Partners, Inc.
                       ("Turner") as investment adviser for the Fund, and approve the investment advisory agreement between the Trust, on behalf of the Fund and Turner.

                       ____For  ____Against       ____Abstain

PROPOSAL 2.            Approve the  selection of the current investment adviser,
                       Clover Capital Management, Inc. ("Clover Capital") as investment sub-adviser to the Fund, and approve the investment sub-advisory agreement between Turner and Clover Capital.

                       ____For  ____Against       ____Abstain


THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated:_____, 2001
                                        --------------------------------
                                        Signature of Shareholder


                                        --------------------------------
                                        Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

1-PH/1365921.2

Telephone and Internet Voting Instructions:
-------------------------------------------

To vote by Telephone:

1) Read the Proxy Statement and have this Proxy card at hand.
2) Call ___________
3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

To vote by Internet:

1) Read the Proxy Statement and have this Proxy card at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

1-PH/1365921.2

                                    TIP FUNDS
                            CLOVER EQUITY VALUE FUND
                       SPECIAL MEETING OF THE SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, APRIL 30, 2001

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Todd Cipperman and William E. Zitelli, Jr., as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Clover Equity Value Fund (the "Fund") of TIP Funds (the "Trust") to be held in the offices of SEI Investments ("SEI"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, on Monday, April 30, 2001 at 3:00 p.m. Eastern Time, and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below, and in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.            Approve the selection of Turner Investment Partners, Inc.
                       ("Turner") as investment adviser for the Fund, and approve the investment advisory greement between the Trust, on behalf of the Fund and Turner.

                       ____For  ____Against       ____Abstain

PROPOSAL  2.           Approve  the selection of the current investment adviser,
                       Clover Capital Management, Inc. ("Clover Capital") as investment sub-adviser to the Fund, and approve the investment sub-advisory agreement between Turner and Clover Capital.

                       ____For  ____Against       ____Abstain


THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated:_____, 2001
                                        --------------------------------
                                        Signature of Shareholder


                                        --------------------------------
                                        Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

1-PH/1365921.2

Telephone and Internet Voting Instructions:
-------------------------------------------

To vote by Telephone:

1  Read the Proxy Statement and have this Proxy card at hand.
2) Call ___________
3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

To vote by Internet:

1) Read the Proxy Statement and have this Proxy card at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

1-PH/1365921.2

                                    TIP FUNDS
                            CLOVER MAX CAP VALUE FUND
                       SPECIAL MEETING OF THE SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, APRIL 30, 2001

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Todd Cipperman and William E. Zitelli, Jr., as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Clover Max Cap Value Fund (the "Fund") of TIP Funds (the "Trust") to be held in the offices of SEI Investments ("SEI"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, on Monday, April 30, 2001 at 3:00 p.m. Eastern Time, and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below, and in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.            Approve the selection of Turner Investment Partners, Inc.
                       ("Turner") as investment adviser for the Fund, and approve the investment advisory agreement between the Trust, on behalf of the Fund and Turner.

                       ____For  ____Against       ____Abstain

PROPOSAL 2.            Approve the selection of  the current investment adviser,
                       Clover Capital Management, Inc. ("Clover Capital") as investment sub-adviser to the Fund, and approve the investment sub-advisory agreement between Turner and Clover Capital.

                       ____For  ____Against       ____Abstain


THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated:_____, 2001
                                        --------------------------------
                                        Signature of Shareholder


                                        --------------------------------
                                        Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

1-PH/1365921.2

Telephone and Internet Voting Instructions:
-------------------------------------------

To vote by Telephone:

1) Read the Proxy Statement and have this Proxy card at hand.
2) Call _________
3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

To vote by Internet:

1) Read the Proxy Statement and have this Proxy card at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on this Proxy card and follow The simple instructions.

1-PH/1365921.2

                                    TIP FUNDS
                            CLOVER FIXED INCOME FUND
                       SPECIAL MEETING OF THE SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, APRIL 30, 2001

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Todd Cipperman and William E. Zitelli, Jr., as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Clover Fixed Income Fund (the "Fund") of TIP Funds (the "Trust") to be held in the offices of SEI Investments ("SEI"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, on Monday, April 30, 2001 at 3:00 p.m. Eastern Time, and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below, and in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.            Approve the selection of Turner Investment Partners, Inc.
                       ("Turner") as investment adviser for the Fund, and approve the investment advisory agreement between the Trust, on behalf of the Fund and Turner.

                       ____For  ____Against       ____Abstain

PROPOSAL 2.            Approve the selection of the current investment  adviser,
                       Clover Capital Management, Inc. ("Clover Capital") as investment sub-adviser to the Fund, and approve the investment sub-advisory agreement between Turner and Clover Capital.

                      ____For  ____Against       ____Abstain


THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated:_____, 2001
                                        --------------------------------
                                        Signature of Shareholder


                                        --------------------------------
                                        Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

1-PH/1365921.2

Telephone and Internet Voting Instructions:
-------------------------------------------

To vote by Telephone:

1) Read the Proxy Statement and have this Proxy card at hand.
2) Call ___________
3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

To vote by Internet:

1) Read the Proxy Statement and have this Proxy card at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

1-PH/1365921.2